Helping Build San Francisco —The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in San Francisco
Since Inception in 1984

15	$554.2M	$949.5M	9.5M	2,310

Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved

$2.3B	10,961	$1.0B	$106.0M	30%

Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

ELEVEN ELEVEN SUTTER STREET

The HIT provided a total of $184.0 million in financing for the $220.2 million new construction of the 303-unit (34% affordable) Eleven Eleven Sutter Street Apartments A & B, creating an estimated 1,157,910 hours of union construction work.

PROJECT PROFILE:

SAN CRISTINA

The HIT provided $17.5 million in financing for the $49.3 million substantial rehabilitation of the 58-unit all affordable San Cristina apartments, creating an estimated 232,130 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Helping Build San Francisco —The Union Way	SEPTEMBER 2025

Bernal Gateway—San Francisco	Jazzie Collins—San Francisco	Potrero Launch Apartments—San Francisco

“When the AFL-CIO Housing Investment Trust is financing a project, they’re financing affordable housing projects. So, it’s not just work for us today, it’s housing we can afford to live in when it’s done. And that’s something you just don’t see enough of in San Francisco.”

—Rudy Gonzalez

Secretary-Treasurer, San Francisco Building and Construction Trades Council

HIGHLIGHTS OF BAY AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Bernal Gateway	San Francisco	$5,406,306	$14,300,000	149,690
Heritage Homes	San Francisco	$7,400,000	$27,999,667	299,500
Eleven Eleven Sutter Street Apt.- A	San Francisco	$58,996,496	$84,392,112	403,920
Eleven Eleven Sutter Street Apt.- B	San Francisco	$124,999,900	$135,805,323	753,990
Jazzie Collins Apartments	San Francisco	$19,058,892	$52,515,971	368,640
Market Heights	San Francisco	$2,340,000	$2,574,000	43,090
Potrero Launch Apartments	San Francisco	$2,585,000	$80,400,000	1,156,820
Rincon Green @ 333 Harrison	San Francisco	$70,001,400	$105,000,000	1,464,530
San Cristina	San Francisco	$17,472,000	$49,334,105	232,130
Ventana Residences	San Francisco	$52,000,000	$121,934,463	805,240

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced on this graphic may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this graphic; and (iii) this graphic is not a complete list of all the projects financed by the HIT as of the date of this report. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331- 8055 or visit the HIT’s website at www.aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com